Exhibit 99.1

Cotiviti CFO Steve Senneff to Resign for New Career Opportunity

Company Appoints Adrienne Calderone Interim CFO

ATLANTA, GA, August 1, 2017 (BUSINESS WIRE) – Cotiviti Holdings, Inc. (NYSE: COTV) (“Cotiviti”), a leading provider of payment accuracy and analytics-driven solutions primarily focused on the healthcare industry, today announced the resignation of Chief Financial Officer Steve Senneff to pursue a new opportunity outside of healthcare. Mr. Senneff will remain with the company through the end of August to ensure an orderly transition. Effective September 1, 2017, Adrienne Calderone, Cotiviti’s Vice President and Controller, will serve as Chief Financial Officer on an interim basis. Cotiviti is commencing a search for a permanent successor.

“Steve’s financial, operational and business acumen has been extremely valuable to Cotiviti as we evolved from a private company to a publicly-traded leader in healthcare and retail payment accuracy solutions,” said Doug Williams, Chief Executive Officer. “During his tenure, Steve successfully guided us through our IPO and subsequent quarters of consecutive growth. Under his leadership, Cotiviti has solidified its disciplined financial strategy, established robust financial policies and procedures and placed the company on firm financial footing. We thank Steve for his many contributions and wish him success in his future endeavors.”

Ms. Calderone joined Cotiviti in 2012 as Vice President and Controller. Prior to Cotiviti, she served in senior executive positions for a number of publicly-traded companies including Vice President and Controller at L-1 Identity Solutions (now MorphoTrust USA Inc.); Senior Vice President and Controller, Chief Accounting Officer for SIRIUS XM Radio; and Vice President and Controller for PanAmSat Corporation. She received her Bachelor of Science in Accounting from the University of Massachusetts at Amherst – Isenberg School of Management and is a Certified Public Accountant. “Adrienne is an experienced leader and has played an integral principal role in the development of our finance organization and through the IPO,” continued Williams. “She is well-positioned to lead our finance operations through this transition and I look forward to working closely with her as we continue to execute on Cotiviti’s strategic objectives.”

“Cotiviti is a great company with a bright future and I am proud of all that we have accomplished so far,” said Steve Senneff, Chief Financial Officer. “I believe the transition will be seamless due to the experienced finance team in place and under Adrienne’s capable leadership.  As I move on to my new opportunity, I wish all my colleagues much success.”

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are subject to risks and uncertainties. All statements other than statements of historical fact or relating to present facts or current conditions included in this press release are forward-looking statements. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “seek,” “plan,” “intend,” “believe,” “will,” “may,” “could,” “continue,” “likely,” “should,” and other words.

The forward-looking statements contained in this press release are based on assumptions that we have made in light of our industry experience and our perceptions of historical trends, current conditions, expected future developments and other factors that we believe are appropriate under the circumstances. These statements are not guarantees of performance or results. These assumptions and our future performance or results involve risks and uncertainties (many of which are beyond our control). Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and the following: our inability to successfully leverage our existing client base by expanding the volume of claims reviewed and cross-selling additional solutions; improvements to healthcare claims and retail billing processes reducing the demand for our solutions or rendering our solutions unnecessary; healthcare spending fluctuations; our clients declining to renew their agreements with us or renewing at lower performance fee levels; inability to develop new clients; delays in implementing our solutions; system interruptions or failures, including cyber-security breaches, identity theft or other disruptions that could compromise our information; our failure to innovate and develop new solutions for our clients; our failure to comply with applicable privacy, security and data laws, regulations and standards; changes in regulations governing healthcare administration and policies, including governmental restrictions on the outsourcing of functions such as those that we provide; loss of a large client; consolidation among healthcare payers or retailers; slow development of the healthcare payment accuracy market; negative publicity concerning the healthcare payment industry or patient confidentiality and privacy; significant competition for our solutions; our inability to protect our intellectual property rights, proprietary technology, information, processes and know-how; compliance with current and future regulatory requirements; declines in contracts awarded through competitive bidding or our inability to re-procure contracts through the competitive bidding process; our failure to accurately estimate the factors upon which we base our contract pricing; our inability to manage our growth; our inability to successfully integrate and realize synergies from any future acquisitions or strategic partnerships; our failure to maintain or upgrade our operational platforms; our failure to reprocure our Medicare Recovery Audit Contractor program contract; litigation, regulatory or dispute resolution proceedings, including claims or proceedings related to intellectual property infringements; our inability to expand our retail business; our inability to manage our relationships with information suppliers, software vendors or utility providers; fluctuation in our results of operations; changes in tax rules; risks associated with international operations; our inability to realize the book value of intangible assets; our success in attracting and retaining qualified employees and key personnel; and general economic, political and market forces and dislocations beyond our control; risks related to our substantial indebtedness and holding company structure; volatility in bank and capital markets; our status as a controlled company and as an emerging growth company; and provisions in our amended and restated certificate of incorporation. Additional factors or events that could cause our actual performance to differ from these forward-looking statements may emerge from time to time, and it is not possible for us to predict all of them. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, our actual financial condition, results of operations, future performance and business may vary in material respects from the performance projected in these forward-looking statements.

Any forward-looking statement made by us in this press release speaks only as of the date on which it is made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

About Cotiviti

Cotiviti is a leading provider of payment accuracy and analytics-driven solutions that helps risk-bearing healthcare organizations and retailers achieve their business objectives. Through a combination of analytics, technology and deep industry expertise, our solutions create insights that unlock value from the complex interactions between clients and their stakeholders. Cotiviti serves more than 20 of the top 25 U.S. healthcare payers and eight of the top 10 U.S. retailers. Cotiviti’s passion for creating unique client value drives our focus – Analytics. Insight. Value.

Investor and Media Contact:

Jennifer W. DiBerardino

Vice President, Investor Relations

203-642-0718

Investors.Relations@Cotiviti.com

Media@Cotiviti.com